                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  July 25, 2001


                             SURGE COMPONENTS, INC.
             (Exact name of registrant as specified in its charter)

          New York                      0-14188                   11-2602030
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
     of Incorporation)             Identification No.)

                               95 E. Jefryn Blvd.
                            Deer Park, New York 11729

                         (Address of principal executive
                           offices including zip code)

                                 (631) 595-1818

                         (Registrant's telephone number,
                              including area code)


          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         We have received notification from the staff of The Nasdaq Stock Market that we are not in compliance with the maintenance requirements of the Nasdaq SmallCap Market. There can be no assurance that we will be able to achieve compliance with Nasdaq's requirements and that our common stock will remain listed on the Nasdaq SmallCap Market. The effects of delisting would include more limited information as to the market prices of our common stock, less liquidity for our common stock and less news coverage of us. Delisting may adversely affect investors' interest in our securities and materially adversely affect the trading market and prices for such securities and our ability to issue additional securities or to secure additional financing. The maintenance requirement issue is in addition to the previously disclosed Nasdaq inquiry as to the "questionable" payments.

         On August 1, 2001, Lawrence Chariton was elected to Surge's Board of Directors to fill the vacancy left by Mr. Miller's resignation. Mr. Chariton graduated Hofstra University in 1979 with a Bachelor's Degree in accounting. For the last 25 years, Mr. Chariton has worked as a sales manager for Linda Shop, a retail jewelry business, and is involved in charitable organizations benefitting the State of Israel.

Item 6.  Resignation of Registrant's Director.

(a) On July 25, 2001, James A. Miller informed us of his resignation from our Board of Directors effective as of July 25, 2001. Mr. Miller stated that he had not been given appropriate or relevant information necessary to perform his duties. Specifically, Mr. Miller stated that we had filed our previous two quarterly reports on Form 10-QSB without his advice, review or approval.

(b) We believe that Mr. Miller's contentions are incorrect. Specifically, with respect to the filing of our last quarterly report on Form 10-QSB filed on July 23, 2001, we have correspondence between our President and Mr. Miller which evidences Mr. Miller's receipt and opportunity to comment on such 10-QSB prior to the filing thereof.

(c) A copy of Mr. Miller's resignation letter is filed as Exhibit 17 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.    Description

17 Resignation Letter, dated July 25, 2001 from James A. Miller to Ira Levy, President of Surge Components, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SURGE COMPONENTS, INC
                                               (Registrant)


Dated: August 1, 2001                         By:   /s/ Ira Levy
                                                 -------------------------------
                                                 Ira Levy, President


                                  EXHIBIT INDEX

Exhibit No.    Description

17 Resignation Letter, dated July 25, 2001 from James A. Miller to Ira Levy, President of Surge Components, Inc.